Exhibit 99.1

FOR IMMEDIATE RELEASE	Contacts:
David Havlek
salesforce.com
Investor Relations
415-536-6250
dhavlek@salesforce.com

Bruce Francis

salesforce.com

Public Relations

415-536-6972

bfrancis@salesforce.com

Salesforce.com Announces Record Fiscal Fourth Quarter Results

•	Record Revenue of $91.1M, up 67% year-over-year

•	Record Cash Flow from Operations of $39.3 million, up 86% year-over-year

•	Fully Diluted EPS rises to $0.05, up 67% year-over-year

•	Paying Subscribers rise a record 48,000 to 399,000, up 76% year-over-year

•	Customers rise a record 1,800 to 20,500, up 47% year-over-year

•	Company Raises Full Year Fiscal 2007 Guidance

SAN FRANCISCO, Calif. – February 22, 2006 – Salesforce.com (NYSE: CRM), the market and technology leader in on-demand customer relationship management, today announced results for its fiscal fourth quarter ended January 31, 2006.

“We were able to accomplish record revenue and subscriber growth while executing some of our most ambitious technology changes ever, including the AppExchange” said Marc Benioff, chairman and CEO of salesforce.com. “The on-demand model has never had more appeal, whether you’re a customer ready to reap the benefits, or a legacy enterprise software company struggling to catch up.”

Salesforce.com delivered the following results for the fourth quarter of fiscal year 2006:

Customers and Paying Subscribers: Paying subscribers rose a record 48,000 during the quarter and now total approximately 399,000. This ending total represents an increase of 76% from Q4 of the prior year, and an increase of 14% from the prior quarter. Customers rose 1,800 during the quarter and now total approximately 20,500, an increase of 47% from Q4 of the prior year, and an increase of 10% from the prior quarter.

Revenue: Total revenue was $91.1 million, an increase of 67% on a year-over-year basis and an increase of 10% on a quarter-to-quarter basis. Subscription and support revenues were $82.5 million, an increase of 67% on a year-over-year basis and an increase of 11% on a quarter-to-quarter basis. Professional services and other revenues were $8.6 million, an increase of 66% on a year-over-year basis and an increase of 4% on a quarter-to-quarter basis.

Earnings per Share: GAAP earnings per diluted share were $0.05, up 67% from Q4 of the prior year. Excluding the $0.06 tax benefit recorded during Q3, Q4 EPS of $0.05 was flat quarter-to-quarter. Average shares outstanding during Q4 were 121 million.

Cash: Cash from operations for the fiscal fourth quarter was $39.3 million, an increase of 86% on a year-over-year basis and an increase of 60% on a quarter-to-quarter basis.

Deferred Revenue: Deferred revenue as of January 31, 2006 was $169.2 million, an increase of 76% on a year-over-year basis and 33% on a quarter-to-quarter basis.

Salesforce.com is initiating guidance for its first quarter fiscal 2007, ending April 30, 2006, based on information as of February 22, 2006:

Q1 FY07 Revenue: Expected to be in the range of approximately $99 million to approximately $101 million.

Q1 FY07 Diluted EPS: Non-GAAP earnings per diluted share, excluding the effects of stock based compensation, are expected to be in the range of approximately $0.02 to approximately $0.04. This further assumes an estimated average of 122 million diluted shares outstanding and an estimated non-GAAP effective tax rate of 45%.

Salesforce.com is raising fiscal year 2007 guidance based on information as of February 22, 2006:

FY07 Revenue: Expected to be in the range of approximately $470 million to approximately $475 million.

FY07 Diluted EPS: Non-GAAP earnings per diluted share, excluding the effects of stock based compensation, are expected to be in the range of approximately $0.20 to $0.22. This further assumes an estimated average of 124 million diluted shares outstanding and an estimated non-GAAP effective tax rate of 45%.

Quarterly Conference Call

Salesforce.com will host a conference call to discuss its fourth quarter and fiscal 2006 results at 2:00 p.m. Pacific Standard Time today. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations Web site at http://www.salesforce.com/investor. In addition, an archive of the webcast can be accessed through the same link. Participants who choose to call in to the conference call can do so by dialing (913) 981-4911 or (800) 819-9193, passcode 9426730. A replay will be available until midnight Eastern Standard Time on March 3, 2006 and can be accessed by dialing, (719) 457-0820 or (888) 203-1112, passcode 9426730.

About salesforce.com

Salesforce.com is the market and technology leader in on-demand customer relationship management (CRM). The company’s Salesforce suite of on-demand applications enables customers to manage and share all of their sales, support, marketing and partner information on-demand. AppExchange, salesforce.com’s on-demand platform, allows customers and partners to build powerful new applications quickly and easily, customize and integrate the Salesforce suite to meet their unique business needs, and distribute and sell on-demand apps at www.appexchange.com. Customers can also take advantage of Successforce, salesforce.com’s world-class training, support, consulting and best practices offerings.

As of January 31, 2006, salesforce.com manages customer information for approximately 20,500 customers and approximately 399,000 paying subscribers including Advanced Micro Devices (AMD), America Online (AOL), Avis/Budget Rent A Car (Cendant Rental Car Group), Dow Jones Newswires, Nokia, Polycom and SunTrust. Any unreleased services or features referenced in this or other press releases or public statements are not currently available and may not be delivered on time or at all. Customers who purchase salesforce.com applications should make their purchase decisions based upon features that are currently available. Salesforce.com has headquarters in San Francisco, with offices in Europe and Asia, and trades on the New York Stock Exchange under the ticker symbol “CRM”. For more information please visit http://www.salesforce.com, or call 1-800-NO-SOFTWARE.

###

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements about expected revenue and Non-GAAP earnings per share for the first fiscal quarter of 2007 and the full fiscal year 2007, the achievement of which involve risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include - but are not limited to - risks associated with possible fluctuations in our operating results and rate of growth, errors, interruptions or delays in our service or our Web hosting, our new business model, our history of operating losses, the possibility that we will not remain profitable, breach of our security measures, the emerging market in which we operate, our relatively limited operating history, our ability to hire, retain and motivate our employees and manage our growth, competition, our ability to continue to release and gain customer acceptance of new and improved versions of our service, customer and partner acceptance of the AppExchange, successful customer deployment and utilization of our services, unanticipated changes in our effective tax rate, fluctuations in the number of shares outstanding, the price of such shares, foreign currency exchange rates and interest rates.

Further information on these and other factors that could affect our financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q for the period ended October 31, 2005 and our Form10-K for the fiscal year ended January 31, 2005. These documents are available on the SEC Filings section of the Investor Information section of our website at www.salesforce.com/investor.

Salesforce.com, inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Salesforce.com is a registered trademark of, and AppExchange and Successforce are trademarks of, salesforce.com, Inc., San Francisco, California. Other names used may be trademarks of their respective owners.

salesforce.com, inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended January 31,		Year Ended January 31,
	2006	2005	2006	2005
	(unaudited)		(unaudited)
Revenues:
Subscription and support	$82,425	$49,379	$280,639	$157,977
Professional services and other	8,639	5,215	29,218	18,398

Total revenues	91,064	54,594	309,857	176,375
Cost of revenues (1):
Subscription and support	11,039	4,200	34,457	12,727
Professional services and other	10,301	5,804	34,669	20,727

Total cost of revenues	21,340	10,004	69,126	33,454
Gross profit	69,724	44,590	240,731	142,921
Operating expenses (1):
Research and development	6,956	3,159	23,330	9,822
Marketing and sales	42,503	28,431	149,598	96,311
General and administrative	15,013	9,779	47,986	30,268
Lease recovery	0	0	(285)	0

Total operating expenses	64,472	41,369	220,629	136,401
Income from operations	5,252	3,221	20,102	6,520
Interest, net	2,499	1,155	7,657	2,621
Other income (expense)	(197)	163	439	12

Income before benefit (provision) for income taxes and minority interest	7,554	4,539	28,198	9,153
Benefit (provision) for income taxes	(1,330)	(603)	1,310	(1,217)

Income before minority interest	6,224	3,936	29,508	7,936
Minority interest in consolidated joint venture	(267)	(350)	(1,034)	(590)

Net income	$5,957	$3,586	$28,474	$7,346

Basic net income per share	$0.05	$0.03	$0.27	$0.10
Diluted net income per share	$0.05	$0.03	$0.24	$0.07
Shares used in computing basic net income per share	109,455	103,458	107,274	75,503
Shares used in computing diluted net income per share	120,983	116,808	118,737	110,874
__________ (1) Amounts include stock-based expenses, as follows:

Cost of revenues	$130	$105	$575	$634
Research and development	76	36	332	282
Marketing and sales	297	88	1,325	1,296
General and administrative	326	217	1,216	1,402

Total stock-based expenses	$829	$446	$3,448	$3,614

salesforce.com, inc.

Condensed Consolidated Statements of Operations

As a percentage of total revenues:

(Unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2006	2005	2006	2005
Revenues:
Subscription and support	91%	90%	91%	90%
Professional services and other	9	10	9	10

Total revenues	100	100	100	100
Cost of revenues:
Subscription and support	12	7	11	7
Professional services and other	11	11	11	12

Total cost of revenues	23	18	22	19
Gross profit	77	82	78	81
Operating expenses:
Research and development	8	6	8	5
Marketing and sales	47	52	48	55
General and administrative	16	18	16	17
Lease recovery	0	0	0	0

Total operating expenses	71	76	72	77
Income from operations	6	6	6	4
Interest, net	2	2	3	1
Other income (expense)	0	0	0	0

Income before benefit (provision) for income taxes and minority interest	8	8	9	5
Benefit (provision) for income taxes	(1)	(1)	1	(1)

Income before minority interest	7	7	10	4
Minority interest in consolidated joint venture	0	0	(1)	0

Net income	7%	7%	9%	4%

__________ Stock-based expenses as a percentage of total revenues, as follows:

Cost of revenues	0%	0%	0%	0%
Research and development	0	0	0	0
Marketing and sales	0	0	1	1
General and administrative	1	1	0	1

Total stock-based expenses	1%	1%	1%	2%

salesforce.com, inc.

Condensed Consolidated Balance Sheets

(in thousands)

	January 31, 2006	January 31, 2005
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$99,842	$35,731
Short-term marketable securities	107,723	83,087
Accounts receivable, net	76,128	48,874
Deferred commissions	13,186	7,556
Prepaid expenses and other current assets	6,338	3,467

Total current assets	303,217	178,715
Marketable securities, noncurrent	89,227	87,120
Restricted cash	0	3,191
Fixed assets, net	24,216	7,637
Deferred commissions, noncurrent	3,889	2,057
Deferred income taxes, noncurrent	10,416	0
Other assets	3,784	1,779

Total assets	$434,749	$280,499

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$10,212	$2,525
Accrued expenses and other current liabilities	48,782	32,467
Income taxes payable	2,650	216
Deferred income tax liabilities	3,191	0
Deferred revenue	169,175	95,900
Current portion of capital lease obligations	615	563

Total current liabilities	234,625	131,671
Capital lease obligations, net of current portion	184	721
Long-term lease abandonment liability and other	1,155	1,596
Minority interest	2,414	1,380

Total liabilities	238,378	135,368
Stockholders’ equity:
Common stock	111	105
Additional paid-in capital	237,010	217,248
Deferred stock-based compensation	(2,531)	(5,908)
Notes receivables from stockholders	0	(727)
Accumulated other comprehensive loss	(2,105)	(999)
Accumulated deficit	(36,114)	(64,588)

Total stockholders’ equity	196,371	145,131

Total liabilities and stockholders’ equity	$434,749	$280,499

salesforce.com, inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended January 31,		Year Ended January 31,
	2006	2005	2006	2005
	(unaudited)		(unaudited)
Operating activities:
Net income	$5,957	$3,586	$28,474	$7,346
Adjustments to reconcile net income to net cash provided by operating activities:
Minority interest	267	350	1,034	590
Depreciation and amortization	1,948	920	6,027	3,147
Amortization of deferred commissions	4,249	3,875	14,606	15,598
Lease recovery	0	0	(285)	0
Reversal of deferred income tax valuation reserve	0	0	(6,769)	0
Expenses related to stock-based awards	829	446	3,448	3,614
Tax benefits from employee stock plans	950	798	3,662	798
Loss on retirement of fixed assets	0	181	48	223
Changes in assets and liabilities:
Accounts receivable, net	(22,721)	(11,339)	(27,254)	(22,338)
Deferred commissions	(9,106)	(4,709)	(22,068)	(14,055)
Prepaid expenses and other current assets	(338)	656	(2,871)	(31)
Other assets	333	51	(1,620)	(216)
Accounts payable	4,344	(1,319)	7,687	490
Accrued expenses and other current liabilities	10,312	6,170	16,521	14,801
Income taxes	251	(198)	1,978	(318)
Deferred revenue	42,065	21,660	73,275	46,223

Net cash provided by operating activities	39,340	21,128	95,893	55,872

Investing activities:
Restricted cash	0	(264)	3,191	721
Changes in marketable securities	(27,279)	(8,703)	(27,562)	(145,612)
Capital expenditures	(5,614)	(2,265)	(23,434)	(4,308)

Net cash used in investing activities	(32,893)	(11,232)	(47,805)	(149,199)

Financing activities:
Proceeds from the issuance of common stock, net of issuance costs	0	0	0	113,768
Proceeds from the exercise of stock options and warrants	6,084	2,553	15,735	4,746
Collection of notes receivables	0	1,043	727	1,043
Principal payments on capital lease obligations	(151)	(139)	(614)	(493)
Repurchase of unvested shares	0	0	(28)	(254)
Proceeds from subsidiary stock offerings	0	0	0	40

Net cash provided by financing activities	5,933	3,457	15,820	118,850

Effect of exchange rate changes	107	(378)	203	(255)

Net increase in cash and cash equivalents	12,487	12,975	64,111	25,268
Cash and cash equivalents, beginning of period	87,355	22,756	35,731	10,463

Cash and cash equivalents, end of period	$99,842	$35,731	$99,842	$35,731

salesforce.com, inc.

Additional Metrics

(Unaudited)

	January 31, 2006	October 31, 2005	July 31, 2005	April 30, 2005	January 31, 2005	October 31, 2004
Customer and subscriber data:
Approximate number of customers	20,500	18,700	16,900	15,500	13,900	12,500
Approximate number of paying subscriptions (1)	399,000	351,000	308,000	267,000	227,000	195,000
Full Time Equivalent Headcount	1,304	1,116	1,059	876	767	679
Financial data (in thousands):
Cash, cash equivalents and marketable securities	$296,792	$256,853	$232,710	$217,004	$205,938	$185,014
Deferred revenue	$169,175	$127,110	$117,311	$104,645	$95,900	$74,240

	Three Months Ended January 31,		Year Ended January 31,
	2006	2005	2006	2005
	(unaudited)		(unaudited)
Revenues by geography (in thousands):
Americas	$72,387	$42,879	$247,009	$140,871
Europe	12,800	8,175	43,577	25,201
Asia Pacific	5,877	3,540	19,271	10,303

	$91,064	$54,594	$309,857	$176,375

As a percentage of total revenues:

Revenues by geography:
Americas	80%	79%	80%	80%
Europe	14	15	14	14
Asia Pacific	6	6	6	6

	100%	100%	100%	100%

(1)	Paying subscriptions are defined as unique user accounts, purchased by customers for use by their employees and other customer-authorized users that have not been suspended for non-payment and for which we are recognizing subscription revenue.

The October 31, 2004 paying subscription metrics exclude approximately 2,500 paying subscriptions who were using the Company’s service, but for which the Company had delayed revenue recognition until specific new technology was completed.

salesforce.com, inc.

GAAP / Non-GAAP Reconciliation

(unaudited)

	Three Months ended January 31,		Year ended January 31,
(in thousands, except per share data)	2006	2005	2006	2005
A reconciliation between operating expenses on a GAAP basis and non-GAAP operating expenses is as follows:
GAAP operating expenses	$64,472	$41,369	$220,629	$136,401
Lease recovery	0	0	285	0
Non-GAAP operating expenses	64,472	41,369	220,914	136,401
A reconciliation between income from operations on a GAAP basis and non-GAAP income from operations is as follows:
GAAP income from operations	$5,252	$3,221	$20,102	$6,520
Lease recovery	0	0	(285)	0
Non-GAAP income from operations	5,252	3,221	19,817	6,520
A reconciliation between income before provision (benefit) for income taxes and minority interest and non-GAAP income before provision (benefit) for income taxes and minority interest is as follows:
GAAP income before provision (benefit) for income taxes and minority interest	$7,554	$4,539	$28,198	$9,153
Lease recovery	0	0	(285)	0
Non-GAAP income before provision (benefit) for income taxes and minority interest	7,554	4,539	27,913	9,153
A reconciliation between provision (benefit) for income taxes on a GAAP basis and non-GAAP provision (benefit) for income taxes is as follows:
GAAP provision (benefit) for income taxes	$1,330	$603	($1,310)	$1,217
Reversal of deferred tax valuation allowance	0	0	6,769	0
Income tax effect of lease recovery	0	0	(57)	0
Non-GAAP provision (benefit) for income taxes	1,330	603	5,402	1,217
A reconciliation between income before minority interest on a GAAP basis and non-GAAP income before minority interest is as follows:
GAAP income before minority interest	$6,224	$3,936	$29,508	$7,936
Reversal of deferred tax valuation allowance	0	0	(6,769)	0
Lease recovery	0	0	(285)	0
Income tax effect	0	0	57	0
Non-GAAP income before minority interest	6,224	3,936	22,511	7,936
A reconciliation between net income on a GAAP basis and non-GAAP net income is as follows:
GAAP net income	$5,957	$3,586	$28,474	$7,346
Reversal of deferred tax valuation allowance	0	0	(6,769)	0
Lease recovery	0	0	(285)	0
Income tax effect	0	0	57	0
Non-GAAP net income	5,957	3,586	21,477	7,346
A reconciliation between basic net income per share on a GAAP basis and non-GAAP basic net income per share is as follows:
GAAP basic net income per share	$0.054	$0.035	$0.265	$0.097
Reversal of deferred tax valuation allowance	0.000	0.000	(0.063)	0.000
Lease recovery	0.000	0.000	(0.003)	0.000
Income tax effect	0.000	0.000	0.001	0.000
Non-GAAP basic net income per share	$0.054	$0.035	$0.200	$0.097
A reconciliation between diluted net income per share on a GAAP basis and non-GAAP diluted net income per share is as follows:
GAAP diluted net income per share	$0.049	$0.031	$0.240	$0.066
Reversal of deferred tax valuation allowance	0.000	0.000	(0.057)	0.000
Lease recovery	0.000	0.000	(0.002)	0.000
Income tax effect	0.000	0.000	0.000	0.000
Non-GAAP diluted net income per share	$0.049	$0.031	$0.181	$0.066

To supplement our consolidated financial statements presented on a GAAP basis, salesforce.com uses non-GAAP measures of income from operations, net income and earnings per diluted share, which are adjusted to exclude certain costs and income that we believe are appropriate to enhance the overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete

understanding	of salesforce.com’s underlying operational results and trends and our performance.

We believe the lease recovery item recorded in the first quarter of fiscal 2006 and the partial reversal of the deferred tax valuation allowance reserve in the third quarter of fiscal 2006 to be outside of our core operating results and thus appropriate to exclude from our financial results.

The presentation of additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.